Exhibit 99.1

Avid Bioservices to be Acquired by GHO Capital Partners and Ampersand Capital Partners
in $1.1 Billion Transaction

Tustin, CA, London, UK, and Boston, MA, November 6, 2024 — Avid Bioservices, Inc. (NASDAQ: CDMO) (“Avid” or the “Company”), a dedicated biologics contract development and manufacturing organization (“CDMO”) working to improve patient lives by providing high quality development and manufacturing services to biotechnology and pharmaceutical companies, GHO Capital Partners LLP (“GHO”) and Ampersand Capital Partners (“Ampersand”) today announced they have entered into a definitive merger agreement for Avid to be acquired by funds managed by GHO and Ampersand in an all-cash transaction valued at approximately $1.1 billion.

Under the terms of the merger agreement, GHO and Ampersand would acquire all the outstanding shares held by Avid’s stockholders for $12.50 per share in cash. The per share purchase price represents a 13.8% premium to Avid’s closing share price of $10.98 on November 6, 2024, the last full trading day prior to the transaction announcement, and a 21.9% premium to the Company’s 20-day volume-weighted average share price for the period ended November 6, 2024. This transaction equates to an enterprise value of approximately $1.1 billion, a 6.3x multiple to consensus FY2025E revenue.

“Since our founding, Avid Bioservices’ business has grown by evolving to meet our customers broad range of development and manufacturing needs. After years of investment and expansion, now is the right time to move forward as a private company with new owners that will support our next phase,” stated Nick Green, president and CEO of Avid Bioservices. “In evaluating this transaction, our Board considered a range of alternatives and determined that it provides our stockholders significant, immediate and certain cash value for their shares. Partnering with GHO Capital and Ampersand Capital Partners allows us to build on our strong foundation by accessing their significant knowledge base, network and capital to position the business for the future with our customers.”

“We are excited to announce this recommended cash acquisition of Avid,” said Alan MacKay and Mike Mortimer, Managing Partners of GHO. “As experienced CDMO industry investors, GHO brings deep expertise and experience to support Avid’s management team going forward. Our mission at GHO is to make healthcare better, faster, and more accessible and at the heart of this is enabling efficient, high-quality manufacturing of innovative treatments. Avid exemplifies this perfectly – the Company operates in high-growth markets, producing complex biologics for leading pharmaceutical and biotech innovators at both the clinical and commercial stages. Avid’s recent investments, both in capacity and its exemplary team, position it strongly for future growth. We look forward to working with the Avid team to unlock the Company’s full potential through our established playbook of expanded offerings, talent investment and greater geographic reach.”

“Avid has long been a trusted provider of biopharmaceutical development and manufacturing services, and we have tremendous respect for its team’s expertise, its broad spectrum of customized services and its strong regulatory track record. We look forward to leveraging our deep industry experience, focused strategy, and collaborative approach to drive growth,” said, David Anderson, General Partner of Ampersand.

Transaction Details

The transaction, which was unanimously approved by the Avid Board of Directors, is currently expected to close in the first quarter of 2025, subject to customary closing conditions, including approval by Avid’s stockholders and receipt of required regulatory approvals. The transaction is not subject to a financing condition. The companies will continue to operate independently until the proposed transaction is finalized.

Upon completion of the transaction, Avid common stock will no longer be listed on any public stock exchange. The Company will continue to operate under the Avid name and brand.

Advisors

Moelis & Company LLC is serving as exclusive financial advisor to Avid, and Cooley LLP is serving as legal counsel to Avid. William Blair & Company, LLC is serving as exclusive financial advisor and Ropes & Gray LLP is serving as legal counsel to GHO and Ampersand.

About Avid Bioservices, Inc.

Avid Bioservices (NASDAQ: CDMO) is a dedicated CDMO focused on development and CGMP manufacturing of biologics. The Company provides a comprehensive range of process development, CGMP clinical and commercial manufacturing services for the biotechnology and biopharmaceutical industries. With more than 30 years of experience producing biologics, Avid’s services include CGMP clinical and commercial drug substance manufacturing, bulk packaging, release and stability testing and regulatory submissions support. For early-stage programs the Company provides a variety of process development activities, including cell line development, upstream and downstream development and optimization, analytical methods development, testing and characterization. The scope of our services ranges from standalone process development projects to full development and manufacturing programs through commercialization. www.avidbio.com

About GHO Capital

Global Healthcare Opportunities, or GHO Capital Partners LLP, is a leading specialist healthcare investment advisor based in London. GHO Capital applies global capabilities and perspectives to unlock high growth healthcare opportunities, targeting Pan-European and transatlantic internationalisation to build market leading businesses of strategic global value. GHO Capital’s proven investment track record reflects the unrivalled depth of our industry expertise and network. GHO Capital partners with strong management teams to generate long-term sustainable value, improving the efficiency of healthcare delivery to enable better, faster, more accessible healthcare. For further information, please visit www.ghocapital.com.

About Ampersand Capital Partners

Ampersand Capital Partners, founded in 1988, is a middle-market private equity firm with $3 billion of assets under management, dedicated to growth-oriented investments in the healthcare sector. With offices in Boston, MA, and Amsterdam, Netherlands, Ampersand leverages a unique blend of private equity and operating experience to build value and drive long-term performance alongside its portfolio company management teams. Ampersand has helped build numerous market-leading companies across each of the firm’s core healthcare sectors. For additional information, visit www.ampersandcapital.com or follow us on LinkedIn.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this press release, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2024 annual meeting of stockholders, which was filed with the SEC on August 28, 2024 (the “Annual Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management,” “Director Compensation,” and “Executive Compensation-Outstanding Equity Awards at Fiscal Year-End” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on October 11, 2024, Form 4, filed by Richard A. Richieri on October 11, 2024, Form 4, filed by Matthew R. Kwietniak on October 11, 2024, and Form 4, filed by Matthew R. Kwietniak on October 15, 2024. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the Annual Meeting Proxy Statement, the definitive proxy statement related to the proposed transactions and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally.  Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts:

Avid Bioservices

Stephanie Diaz (Investors)
Vida Strategic Partners
415-675-7401
sdiaz@vidasp.com

Tim Brons
Vida Strategic Partners
415-675-7402
tbrons@vidasp.com

Aaron Palash / Allison Sobel (Media)
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

GHO Capital

Amber Fennell / Kris Lam
ICR Healthcare
+44 7739658783
ghocapital@icrhealthcare.com